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Source Media, Inc.
May 19, 2000
Page 2

                                                                   Exhibit 23(a)



                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Source Media, Inc. 1999 Stock Option Plan of our report dated March 3, 2000, with respect to the consolidated financial statements of Source Media, Inc. included in its Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                             /s/ Ernst & Young LLP



Dallas, Texas
May 15, 2000